NUMBER ________

                                  COMMON STOCK
                                                      CUSIP No. ____________
                                                       SEE REVERSE SIDE FOR
                                                       CERTAIN DEFINITIONS



                        PHOENIX PRESCHOOL HOLDINGS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.10 PER
SHARE OF

Phoenix Preschool Holdings, Inc. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

DATED
     ------------------------


-----------------------------    -------------------------------
                                 Michael C. Koffler
Corporate Secretary              Chairman, President and Chief Executive Officer


                                 [Seal]


Countersigned and Registered:
         Continental Stock Transfer & Trust Company
         Transfer Agent and Registrar

By:
   -----------------------------------------------

                        Phoenix Preschool Holdings, Inc.

         The shares represented by this certificate are issued subject to all the provisions of the Certificate of Incorporation (Certificate of Incorporation) and the Bylaws ("Bylaws") of Phoenix Preschool Holdings, Inc. (the "Company") as from time to time amended (copies of which are on file at the principal executive offices of the Company).

         The Company will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Company or to its Transfer Agent and Registrar.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                     UNIF GIFT MIN ACT_____ Custodian_____
TEN ENT - as tenants by the entirety                                (Cust)        (Minor)
JT TEN - as joint tenants with right of            Under Uniform Gift to Minors Act- ________
              survivorship and not as tenants                                      (State)
              in common.                           UNIF TRANS MIN ACT_____Custodian_____
                                                                    (Cust)        (Minor)
                                                   Under Uniform Transfers to Minors Act-______
                                                                                       (State)
     Additional abbreviations may also be used though not in the above list.

         For Value Received,_____________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------
----------------------------------------


___________________________________________________________________________________________________________________
        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
___________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint
___________________________________________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated_______________________________________                  _____________________________________________________
                                                              NOTICE:           THE SIGNATURE TO THIS
                                                                                ASSIGNMENT MUST CORRESPOND
                                                                                WITH THE NAME AS WRITTEN UPON
                                                                                THE FACE OF THE CERTIFICATE IN
                                                                                EVERY PARTICULAR, WITHOUT
                                                                                ALTERATION OR ENLARGEMENT
                                                                                OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

By ______________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.
